Correlation of Cyclin E1 Expression and Clinical Outcomes in a Phase 1b Dose-Escalation Study of Azenosertib (ZN-c3), a WEE1 inhibitor, in Combination with Chemotherapy (CT) in Patients (pts) with Platinum-Resistant or Refractory (R/R) Epithelial Ovarian, Peritoneal, or Fallopian Tube Cancer (EOC) Joyce Liu1, Siqing Fu2, Gary Richardson3, Zivko Vranjes4, Tarek Meniawy5, Catherine Shannon6, Erika P. Hamilton7, Stephanie Blank8, Cara Mathews9, Jasmina Alidzanovic10, Rossitza Krasteva11, Qing Shi12, Olivier Harismendy12, Mieke Ptaszynski13, Shannon N. Westin2, Funda Meric-Bernstam2, Premal H. Thaker14 1Dana Farber Cancer Institute, Boston, MA; 2The University of Texas MD Anderson Cancer Center, Houston, TX; 3Cabrini Hospital, Malvern, Australia; 4University Clinical Center of Republic of Srpska, Bosnia and Herzegovina; 5Linear Cancer Research, University of Western Australia, Perth, Australia; 6Mater Hospital, Brisbane, Australia; 7Tennessee Oncology, Sarah Cannon Research Institute, Nashville, TN; 8Icahn School of Medicine at Mount Sinai, New York City, NY; 9Women & Infants Hospital of Rhode Island, Providence, RI; 10University Clinical Center Tuzla, Bosnia and Herzegovina; 11Uni Hospital, Panagyurishte, Bulgaria; 12Zentalis Pharmaceuticals, New York, NY; 13Formerly Zentalis Pharmaceuticals, New York, NY; 14Siteman Cancer Center, Washington University, St Louis, MO INTRODUCTION • Azenosertib is an oral, highly specific, potent inhibitor of WEE1 kinase. Preclinical and clinical data have shown it to be highly synergistic with multiple chemotherapies (Figure 1). • Cyclin E1 positivity accelerates the G1/S transition, resulting in replication stress and rendering cells even more sensitive to WEE1 inhibition (Figure 2). • Cyclin E1 positivity is also strongly correlated with platinum resistance and worse ovarian cancer outcomes (Figure 3). • Zentalis 002 was a Phase 1b dose escalation study to define the recommended Phase 2 dose and early clinical activity of azenosertib in combination with chemotherapy. • The purpose of this analysis was to describe the results of Zentalis 002 to date and determine if Cyclin E1 status was associated with benefit from azenosertib. RESULTS Figure 1: Multiple Chemotherapeutic Agents Induce DNA or Mitotic Machinery Damage, with Mechanistic Potential to Synergize with Azenosertib Figure 2: Synergy between Azenosertib and Chemotherapy in Non-Clinical CCNE1 Amplified Ovarian Cancer Models Ma J, et al. Cancer Res 2023;83(7_Supplement):2153. Figure 3: Ovarian Cancer Patients with CCNE1 Amplified and/or Cyclin E1 Positive Cancers have a Worse Outcome Following Platinum-Based Chemotherapy Treatment Stronach et al. Mol Cancer Res 2018;16:1103-11. Pils et al. Eur J Cancer 2014;50:99-110. Peterson et al. Gynecol Oncol 2020;157:405-10. Nakayama et al. Cancer 2010;116:2621-34. Kang et al. Cancer 2023;129:697-713. Chan et al. J Pathol Clin Res 2020;6:252-62. Ayahn et al. Mod Pathol 2017;30:297-303 Carboplatin creates cross-linking DNA adducts, Gemcitabine causes DNA chain termination and fragmentation. In response to chemotherapy-induced DNA damage, intact WEE1 arrests the cell cycle allowing for adequate DNA repair. Azenosertib inhibits WEE1 and allows the cell cycle to proceed despite unrepaired chemotherapy-induced DNA damage, leading to cell death. Paclitaxel stops microtubules from disassembling in M phase causing mitotic catastrophe and cell death. Azenosertib inhibits WEE1 and drives the cell cycle through G2/M thereby sensitizing cells to paclitaxel. Gemcitabine, Carboplatin Paclitaxel WEE1 CDK/Cyclin Cell death S G2 M G1 citabine, arboplatin clitaxel E1 K/Cyclin el death Azenosertib Cyclin E1 positive OVCAR3 cells show greater synergistic effects in all chemotherapy and azenosertib combinations than Cyclin E1 Low OV90 and TYK-nu cells. The drug combination effect was evaluated by measurement of cell viability and 4 calculation methods (ZIP, Bliss, Loewe and HSA) following a Synergy Finder instruction (https://synergyfinder.org). NOD/SCID mice bearing OVCAR3 tumors were treated with azenosertib orally every day and paclitaxel intraperitoneally as a single agent or in combination as indicated. All treatments were well tolerated. 68% TGI 74% TGI Regression OVCAR3 OV90 TYK-nu A Cyclin E1 Positive Tumor Model is Sensitive to Combination Treatment of Azenosertib and Paclitaxel Increased Synergy between Azenosertib and Chemotherapy is Observed in Cyclin E1 Positive Ovarian Cancer Cell Lines 1 2 4 53 Ayahn (2017) [OS] Cyclin E1 Alteration Chan (2020) [OS] Kang (2023) [OS] Nakayama (2010) [OS] Petersen (2020) [OS] Petersen (2020) [PFS] Pils (2014) [OS] Stonach (2018) [OS] Stronach (2018) [PFS] N Hazard Ratio 500 100 1000 Amplification Amplification+ Overexpression Presented at the ASCO Annual Meeting, Chicago, IL. June 2-6 Abstract # 5513 Poster Bd # 208 GOG-3072 CONCLUSIONS • Azenosertib is active with chemotherapy and can be safely combined. RP2Ds are: – Paclitaxel 80 mg/m2 on D1, D8, D15 (28-day cycles) + Azenosertib 300 mg QD 5:2 – Carboplatin AUC 5 mg/mL*min on D1 (21-day cycles) + Azenosertib 200 mg QD 5:2 – PLD 40 mg/m2 D1 (28-day cycles) + Azenosertib 400 mg QD 5:2 – Gemcitabine + Azenosertib has exciting and durable activity, a MTD has not been determined, further dose cohorts are ongoing • Azenosertib-chemotherapy doublet combinations have a longer ORR, mDOR, and mPFS compared to historic control data for single-agent chemotherapy • Cyclin E1 status predicts the benefit from the addition of azenosertib to single-agent chemotherapy suggesting that azenosertib restores chemotherapy sensitivity in heavily pre-treated platinum-resistant ovarian cancer • Azenosertib + chemotherapy has a high level of clinical activity and safety, supporting a randomized study comparing this combination to carboplatin-doublet chemotherapy in platinum sensitive ovarian cancer Abbreviations: 5:2, 5-days of treatment followed by 2-days off treatment; mDOR, median duration of response; mPFS, median progression-free survival; MTD, maximum tolerated dose; ORR, objective response rate; PLD, pegylated liposomal doxorubicin; RP2D, recommended phase 2 dose. Figure 4: Zentalis 002/GOG-3072 Trial Schema Abbreviations: 5:2, 5-days of treatment followed by 2-days off treatment; A, azenosertib; AUC, area under the time-concentration curve; CRM, continuous reassessment model; DOR, duration of response; ECOG, Eastern Cooperative Oncology Group; G, gemcitabine; MTD, maximum tolerated dose; ORR, objective response rate; PFS, progression-free survival; PLD, pegylated liposomal doxorubicin; PROC, platinum-resistant ovarian cancer; RECIST, response evaluation criteria in solid tumors; RP2D, recommended Phase 2 dose. Table 1: Baseline Characteristics Characteristic Azenosertib + Paclitaxel (N=26) Azenosertib + Carboplatin (N=36) Azenosertib + Gemcitabine (N=18) Azenosertib + PLD (N=35) Total (N=115) Age Median (Range) 61.5 (45-83) 61.0 (48-77) 62.5 (47-77) 56.0 (34-75) 61.0 (34-83) Race and Ethnicity, n (%) White 24 (92.3) 34 (94.4) 16 (88.9) 34 (97.1) 108 (93.9) Black or African- American 0 0 0 0 0 Asian 1 (3.8) 1 (2.8) 1 (5.6) 1 (2.9) 4 (3.5) Other / NR 1 (3.8) 1 (2.8) 1 (5.6) 0 3 (2.6) Hispanic (Yes/No/NR) 1/25/0 (3.8/96.2/0) 0/34/2 (0/94.4/5.6) 1/17/0 (5.6/94.4/0) 1/33/1 (2.9/94.3/2.9) 3/109/3 (2.6/94.8/2.6) ECOG Performance Status, n (%) 0 21 (80.8) 21 (58.3) 12 (66.7) 24 (68.6) 78 (67.8) 1 5 (19.2) 15 (41.7) 6 (33.3) 11 (31.4) 37 (32.2) Geographic Region, n (%) US 6 (23.1) 10 (27.8) 10 (55.6) 5 (14.3) 31 (27.0) Europe 10 (38.5) 10 (27.8) 6 (33.3) 27 (77.1) 53 (46.1) Australia 9 (34.6) 15 (41.7) 1 (5.6) 3 (8.6) 28 (24.3) Korea 1 (3.8) 1 (2.8) 1 (5.6) 0 3 (2.6) Platinum Status Refractory, n (%) 5 (19.2) 9 (25.0) 3 (16.7) 7 (20.0) 24 (20.9) Prior Lines of Therapy 1-2, n (%) 22 (84.6) 30 (83.3) 18 (100) 33 (94.3) 103 (89.6) 3-4, n (%) 4 (15.4) 6 (16.7) – 2 (5.7) 12 (10.4) Prior PARP Inhibitor n (%) 8 (30.8) 10 (27.8) 5 (27.8) 5 (14.3) 28 (24.3) Abbreviations: ECOG, Eastern Cooperative Oncology Group; NR, not reported; PLD, pegylated liposomal doxorubicin. Table 2: Treatment-Related Adverse Events ≥20% Treatment-Related Adverse Event, n (%) Azenosertib + Paclitaxel (Continuous, N=7; Intermittent, N=19) Azenosertib + Carboplatin (Continuous, N=22; Intermittent, N=14) Azenosertib + Carboplatin (Continuous, N=14; Intermittent, N=8) Azenosertib + Gemcitabine (Continuous N=8; Intermittent, N=10) Azenosertib + PLD (Continuous N=27; Intermittent, N=8) Total (Continuous, N=64; Intermittent, N=51) All Doses* All Doses Doses ≤ MTD All Doses** All Doses* Grade All Gr Gr ≥3 All Gr Gr ≥3 All Gr Gr ≥3 All Gr Gr ≥3 All Gr Gr ≥3 All Gr Gr ≥3 Hematologic Neutropenia C 5 (71.4) 5 (71.4) 9 (40.9) 7 (31.8) 4 (28.6) 3 (21.4) 7 (87.5) 6 (75.0) 19 (70.4) 17 (63.0) 40 (62.5) 35 (54.7) I 11 (57.9) 5 (26.3) 7 (50.0) 1 (7.1) 4 (50.0) - 7 (70.0) 4 (40.0) 3 (37.5) 3 (37.5) 28 (54.9) 13 (25.5) Thrombo- cytopenia C 4 (57.1) 2 (28.6) 16 (72.7) 11 (50.0) 11 (78.6) 6 (42.9) 8 (100.0) 5 (62.5) 9 (33.3) 2 (7.4) 37 (57.8) 20 (31.3) I 4 (21.1) - 9 (64.3) 5 (35.7) 4 (50.0) 2 (25.0) 8 (80.0) 6 (60.0)* 3 (37.5) 3 (37.5) 24 (47.1) 14 (27.5) Anemia C 5 (71.4) - 10 (45.5) 3 (13.6) 5 (35.7) 1 (7.1) 6 (75.0) 2 (25.0) 11 (40.7) 4 (14.8) 32 (50.0) 9 (14.1) I 8 (42.1) 1 (5.3) 10 (71.4) 4 (28.6) 4 (50.0) 1 (12.5) 5 (50.0) 2 (20.0) 2 (25.0) 1 (12.5) 25 (49.0) 8 (15.7) Gastro- intestinal Nausea C 4 (57.1) - 15 (68.2) 1 (4.5) 10 (71.4) 1 (7.1) 5 (62.5) - 16 (59.3) 2 (7.4) 40 (62.5) 3 (4.7) I 7 (36.8) 1 (5.3) 6 (42.9) – 3 (37.5) - 5 (50.0) – 4 (50.0) 1 (12.5) 22 (43.1) 2 (3.9) Vomiting C 3 (42.9) 1 (14.3) 8 (36.4) – 6 (42.9) - 1 (12.5) – 11 (40.7) 2 (7.4) 23 (35.9) 3 (4.7) I 2 (10.5) 1 (5.3) 2 (14.3) – 2 (25.0) - 1 (10.0) – 4 (50.0) 1 (12.5) 9 (17.6) 2 (3.9) Diarrhea C 4 (57.1) 1 (14.3) 4 (18.2) – 1 (7.1) - 1 (12.5) – 8 (29.6) – 17 (26.6) 1 (1.6) I 6 (31.6) 1 (5.3) 5 (35.7) – 3 (37.5) - 6 (60.0) – 2 (25.0) – 19 (37.3) 1 (2.0) Other Fatigue C 6 (85.7) 1 (14.3) 8 (36.4) – 3 (21.4) - 3 (37.5) 1 (12.5) 8 (29.6) 3 (11.1) 25 (39.1) 5 (7.8) I 8 (42.1) 2 (10.5) 5 (35.7) 1 (7.1) 4 (50.0) - 6 (60.0) 2 (20.0) 2 (25.0) – 21 (41.2) 5 (9.8) Abbreviations: C, Continuous azenosertib dosing; I, Intermittent azenosertib dosing; MTD, maximum tolerated dose; PLD, pegylated liposomal doxorubicin. *All doses were at or below the MTD **A MTD for Gemcitabine + Azenosertib has not been determined, further dose cohorts are ongoing. Table 3: Clinical Activity of Azenosertib Doublets Endpoint Azenosertib + Paclitaxel (N=26) Azenosertib + Carboplatin (N=36) Azenosertib + Gemcitabine (N=18) Azenosertib + PLD (N=35) Total (N=115) Response-Evaluable (N) 22 28 13 31 94 ORR (confirmed), N (%) 11 (50.0) 10 (35.7) 5 (38.5) 6 (19.4) 32 (34.0) Median DOR (95% CI) in months 5.6 (3.8-NE) 11.4 (8.3-NE) 6.2 (NE) 7.3 (1.5-NE) 8.3 (5.6-12.4) Clinical Benefit Rate (CR + PR + SD for ≥ 16 weeks), N (%) 18 (81.8) 16 (57.1) 6 (46.2) 24 (77.4) 64 (68.1) Median PFS (95% CI) in months 7.4 (5.5-NE) 10.4 (3.3-14.5) 8.3 (3.3-NE) 6.3 (3.7-11.0) 9.0 (5.8-13.7) Response evaluable subjects are treated subjects with baseline measurable disease per RECIST version 1.1 and at least one post-baseline assessment. All objective responses were confirmed per RECIST v 1.1. Abbreviations: CR, complete response; DOR, duration of response; NE, non-evaluable; ORR, objective response rate; PFS, progression-free survival; PLD, pegylated liposomal doxorubicin; PR, partial response; SD, stable disease. Figure 5: Waterfall Plots Abbreviations: CR, complete response; NE, non-evaluable; PD, progressive disease; PR, partial response; SD, stable disease; uCR, unconfirmed complete response; uPR, unconfirmed partial response. Figure 6: Kaplan-Meier Curves of Progression-Free Survival Abbreviations: PLD, pegylated liposomal doxorubicin 0 0.0 0.2 0.4 0.6 0.8 1.0 5 10 15 20 25 Time (months) Patients at risk Pr og re ss io n- Fr ee S ur vi va l Pr ob ab ili ty 35 36 26 18 18 8 11 4 7 4 1 1 4 1 0 0 0 1 Median (months) Azenosertib combined with Paclitaxel PLD Carboplatin Gemcitabine 6.28 PLD (N=35) Paclitaxel (N=26) 7.36 Gemcitabine (N=18) 8.31 Carboplatin (N=36) 10.35 Figure 7: Cyclin E1 Immunohistochemistry (IHC) *H-scores calculated by using the percentage of cells (0 to 100%) with intensity of Cyclin E1 expression (0 to 3) Table 4: Objective Responses by Cyclin E1 IHC-Status Endpoints Azenosertib + Paclitaxel Azenosertib + Carboplatin Azenosertib + Gemcitabine Azenosertib + PLD Total Response Evaluable with IHC (N) * 19 22 13 28 82 Overall Response Rate, n (%) 10 (52.6) 8 (36.4) 5 (38.5) 6 (21.4) 29 (35.4) Response Evaluable IHC H-Score >50 (N) 19 18 11 22 70 Overall Response Rate, n (%) 10 (52.6) 8 (44.4) 5 (45.5) 5 (22.7) 28 (40.0) Response Evaluable IHC H-Score ≤50 (N) 0 4 2 6 12 Overall Response Rate, n (%) NA 0 0 1 (16.7) 1 (8.3) Response evaluable subjects are treated subjects with baseline measurable disease per RECIST version 1.1 and at least one post-baseline assessment. The ORRs for subjects with available IHC data appear to be consistent across cohorts with the overall population.Abbreviations: IHC, immunohistochemistry; PLD, pegylated liposomal doxorubicin. Figure 8: Kaplan-Meier Curve of Progression-Free Survival by Cyclin E1 IHC-Status Abbreviations: CI, confidence interval; IHC, immunohistochemistry 0 0.0 0.2 0.4 0.6 0.8 5 10 15 20 25 1.0 Time (months) Patients at risk Su rv iv al P ro ba bi lit y 78 12 36 2 12 1 4 1 1 0 Median (months) 3.25 IHC ≤50 (N=12) IHC >50 IHC ≤50 IHC >50 (N=78) 9.86 Hazard Ratio (95% CI) 0.37 (0.18 – 0.79) Log-rank p-value 0.0078 Figure 9: Proposed Randomized Phase 3 Trial Design of Azenosertib + Chemo- therapy in Cyclin E1+ Recurrent Platinum-Sensitive Ovarian Cancer *Paclitaxel or Carboplatin **Paclitaxel or Pegylated Liposomal Doxorubicin ***Azenosertib, 400 mg QD 5:2 Abbreviations: 5:2, 5-days of treatment followed by 2-days off treatment; BICR, blinded independent central review; ECOG, Eastern Cooperative Oncology Group; PARPi, PARP-inhibitor. Azenosertib + Paclitaxel 200 mg QD 5:2 2 dose levels 300 mg QD 5:2 Azenosertib + Gemcitabine Azenosertib + PLD 200 mg QD 3 dose levels Cohort assignment by availability and investigator preference Paclitaxel: 80 mg/m2 on D1, D8, D15 (28-day cycles) Objectives Azenosertib + Carboplatin 300 mg QD Gemcitabine : D1, D8 (21-day cycles) 4 dose levels 200 mg QD 5:2 Carboplatin: AUC 5 mg/mL*min on D1 (21-day cycles) G: 1000 mg/m2 A: 200 mg QD 3 dose levels G: 600 mg/m2 A: 200 mg QD 5:2 400 mg QD 5:2 PLD: 40 mg/m2 D1 (28-day cycles) Dose Finding guided by a CRM Key Eligibility: High-Grade Serous Ovarian Cancer; ECOG performance status 0-2; Platinum-resistant/refractory; Up to 3 prior lines of chemotherapy; Measurable disease per RECIST v 1.1 Primary: Safety and Tolerability MTD and/or RP2D Key Secondary: Clinical Activity (Endpoints: ORR, DOR, PFS, CA125) NCT number- NCT04516447 ACKNOWLEDGMENTS We are grateful to all the patients, their families, and the Investigators that participated in this study. We would also like to thank the GOG for extraordinary development and operational support for this study. -100 -80 -60 -40 -20 0 200^ 200 200 250^ 250^ + Study treatment ongoing. ^intermittent dosing. uPR+: unconfirmed PR, subject ongoing without PD. + Study treatment ongoing. ^intermittent dosing. uPR+: unconfirmed PR, subject ongoing without PD. 200^ 300^, + 300^, + 200 200 200 300^, + 300^, + 300^, + 250^ 200 250^ 200^ 250^, + 250^ 250 200 250 200 200 200 250^ 250^250^, +300 200 300 300 200 200 200 200 200 250 200 250, + 250^, + 250 250, + 250^, + 200250, + 250^, + 300^ PR PD PR PD 200 20 40 60 M ax im um C ha ng e (% ) i n Su m o f T ar ge t L es io n Di am et er s M ax im um C ha ng e (% ) i n Su m o f T ar ge t L es io n Di am et er s 100 A) Azenosertib + Paclitaxel B) Azenosertib + Carboplatin -100 -80 -60 -40 -20 0 20 40 60 8080 100 -100 -80 -60 -40 -20 0 + Study treatment ongoing. ^intermittent dosing. uPR+: unconfirmed PR, subject ongoing without PD. PR PD20 40 60 M ax im um C ha ng e (% ) i n Su m o f T ar ge t L es io n Di am et er s 100 80 C) Azenosertib + Gemcitabine 200 200 200 200^ 200 200^ 200, + 200, + 200, + 200^, + 200 200 200^ PD SD uPR+ PR uCRBest Overall Response PD SD uPR+ PR uCRBest Overall Response PD SD uPR+ PR uCRBest Overall Response ≤ 50≤ 150 to > 50> 150H-Score* 005 61525CCNE1 Not Amplified 62116Tissue Not Evaluated for Amplification • Anti-Cyclin E1 mouse monoclonal antibody (Abcam CCNE1/2460) • H-score > 50 includes all CCNE1 amplified tumors • Prevalence of Cyclin E1-IHC positive, H-score ≥ 50 in this data set is 94% CCNE1 Amplified 0 Patients Amplified CCNE1 Status Not amplified Not evaluated for amplification100 200 Cy cl in E 1 IH C H- Sc or e 300 • Anti-Cyclin E1 ouse monoclonal antibody (Abcam CCNE1/2460) • H-score > 50 includes all CCNE1 amplied tumors • Prevalence of Cyclin E1-IHC positive, H-score > 50 in this data set is 87% Key Eligibility: High-Grade Serous Ovarian Cancer; ECOG performance status 0-1; ≥1L Prior Line of Platinum-based chemotherapy; Platinum-Sensitive (Platinum-free interval ≥ 6 months); Prior Bevacizumab & PARPi if eligible and per regional standard of care; Cyclin E1+ (either CCNE1 amplified and/or Cyclin E1 IHC-Positive) Physician’s Choice Carboplatin- Doublet** (6 cycles) Endpoints Primary Progression-Free Survival by BICR No Maintenance Stratification Factors • Prior lines of therapy (1 v 2- 3) • Prior PARPi (Yes v No) • CCNE1 amplification (Yes v No) Azenosertib + Chemotherapy* ( 6 cycles) Azenosertib*** Maintenance Key Secondary Overall Survival R 2:1